UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

INFORMATION ANALYSIS INCORPORATED

(Exact name of registrant as specified in its charter)

                        VA                                   000-22405                                           54-1167364

     (State or other jurisdiction                   (Commission                                      (IRS Employer

                   of incorporation)                         File Number)                                     Identification No.)

11240 Waples Mill Rd, Ste 201

Fairfax, VA 22030

(Address of principal executive offices, including zip code)

703-383-3000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Temporary removal of Chief Financial Officer

On April 20, 2020, Richard S. DeRose, Chief Financial Officer of Information Analysis Incorporated (the "Company"), advised the Company that he will be unable to execute the duties of Chief Financial Officer of the Company for an indeterminate period of time due to illness. The illness is not related to the COVID-19 virus. By Unanimous Consent on April 22, 2020, the Board of Directors (the “Board”) indefinitely removed Mr. DeRose from his role as Chief Financial Officer of the Company until such time as he can again execute the duties of the office. He will remain an inactive employee of the Company.

(c) Election of Acting Principal Financial Officer

By Unanimous Consent on April 22, 2020, the Board elected Matthew T. Sands as Acting Principal Financial Officer, to hold office until such time as Richard S. DeRose is again able to perform the duties of the Chief Financial Officer, or until a permanent successor is duly qualified and elected. There are no related party transactions under Section 404(a) of Regulation S-K (17 CFR 229.404(a)) between Mr. Sands and the Company, its principal officers, its control persons, or its Board. Mr. Sands will simultaneously continue in his role as Controller and will continue to earn his current salary of $141,500 per annum. Mr. Sands is eligible for benefits customarily available to the Company’s employees.

Biography / qualifications:

Matthew T. Sands, 49, joined the Company in 2002 as Controller. He is a Certified Public Accountant in the state of Maryland with an inactive status. Prior to joining the Company, he was Director of Finance at Hercules Communications, an international internet telephony development company. Mr. Sands also has experience in banking and in investment company accounting. Mr. Sands is a graduate of University of Delaware with a Bachelor of Science degree in Accounting and a second major in Finance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION ANALYSIS INCORPORATED
Date: April 23, 2020	By:	/s/ Matthew T. Sands
Matthew T. Sands
Controller and Acting Principal Financial Officer